                                                                   EXHIBIT 10.16

                                                                [Execution Copy]



                            RESTATED AMENDMENT NO. 1
                                       to
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                 THIS RESTATED AMENDMENT NO. 1 dated as of November 10, 1993 is made among CEDAR CHEMICAL CORPORATION, NEW MEXICO POTASH CORPORATION, VICKSBURG CHEMICAL COMPANY, THE FIRST NATIONAL BANK OF BOSTON and NATIONSBANK OF GEORGIA, N.A.

                             Preliminary Statements

                 Cedar Chemical Corporation, a Delaware corporation ("Cedar"), New Mexico Potash Corporation ("Potash"), Vicksburg Chemical Company ("VCC"), The First National Bank of Boston ("Bank of Boston"), NationsBank of Georgia, N.A. (a "Lender") and Bank of Boston as agent for itself and the other Lenders, are parties to an Amended and Restated Credit Agreement dated as of June 2, 1993 (said Agreement, the "Credit Agreement," terms defined therein or by reference therein being used herein as therein defined), pursuant to which the Lenders have extended and may continue to extend loans and other financial accommodations to the Borrowers.

                 VCC intends to construct a new potassium carbonate plant on VCC's property in Vicksburg, adjacent to VCC's existing plant. The Borrowers have determined that it is advantageous to VCC as the direct borrower and to Cedar and Potash as guarantors, that the financing for such plant be provided by the loan to VCC by the Mississippi Business Finance Corporation (the "Authority") of the proceeds of the issuance by the Authority of certain taxable industrial development revenue bonds. VCC and the other Borrowers have requested, and the Lenders and the Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Restated Amendment and of the Bond Documents (as defined in Section 1(b) below), to purchase said bonds in an aggregate principal amount equal to up to 75% (or $11,250,000, if less) of the cost of said plant. This Restated Amendment corrects, supersedes and replaces, in its entirety, the document titled "Amendment No. 1 to Amended and Restated Credit Agreement" heretofore executed by the parties hereto but which did not become effective in accordance with its terms.

                 NOW, THEREFORE, in consideration of the premises, the Loans outstanding under the Credit Agreement, the Credit Agreement, and the mutual promises contained therein and herein, the parties hereto hereby agree as follows:

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                 Section 1.       Amendments to Credit Agreement.  Subject to
the provisions of Section 2, the Credit Agreement is amended by

                 (a)      amending Section 1.01 Certain Defined Terms by

                 (i) amending the definition "Business Day" by inserting immediately prior to the period at the end thereof, the phrase "or, in connection with any Bond Advance or payment by the Authority or the Trustee, in Vicksburg, Mississippi";

                 (ii) amending the definition "Collateral Documents" by inserting immediately prior to the period at the end thereof, the phrase ", and the Indenture, the PCP Trust Deed and the PCP Security Agreement";

                 (iii) amending the definition "Loan Documents" by inserting after the phrase "the Collateral Documents," the phrase "at any time when all Lenders are also Bondholders (as defined in the PCP Indenture), the Bond Documents,";

                 (iv) amending the definition "Revolving Credit Commitment" in its entirety to read as follows:

                          "Revolving Credit Commitment" means, as to each
                 Lender, such Lender's Commitment Percentage of (i) $25,000,000 during calendar year 1993, (ii) $28,000,000 during calendar year 1994 and (iii) $33,000,000 during calendar year 1995, as the same may be reduced pursuant to SECTION 2.04.

                 (v) amending the definition "Revolving Credit Note" by inserting after the reference "Exhibit A-1" appearing therein, the phrase "or Exhibit A-1b";

                 (b) further amending Section 1.01 Certain Defined Terms by adding thereto in correct alphabetical order the following additional definitions:

                 "Authority" means the Mississippi Business Finance Corporation.

                 "Authorized Officer" means the Chairman, President or Executive Vice President of any Borrower, or any other officer of a Borrower authorized by the Board of Directors of such Borrower to make requests for Advances or Bond Advances.

                 "Bond Advance" means each payment by a Lender to the Authority to acquire Bonds or which results in an increase in the Authority's obligations under outstanding Bonds.





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                 "Bond Documents" means the Bond Purchase Agreement, the Bonds, the Indenture, the PCP Deed of Trust, the PCP Security Agreement, the PCP Loan Agreement, the PCP Notes and the other certificates, instruments, agreements and documents delivered by or on behalf of any Borrower in connection therewith.

                 "Bond Financing" means the purchase of the Bonds on the Issuance Date and Bond Advances made after the Issuance Date, in each case by the Lenders, in accordance with the terms of the Bond Purchase Agreement, the Bond Documents and this Agreement.

                 "Bond Financing Amount" means a principal amount equal to the least of (i) $11,250,000, (ii) the aggregate principal amount of all Bond Advances made by the Lenders on or before June 1, 1995, and (iii) an amount equal to 75% of PCP Construction Cost, as determined on June 1, 1995.

                 "Bond Financing Commitment" means, as to each Lender, an amount equal to such Lender's Commitment Percentage of $11,250,000.

                 "Bond Purchase Agreement" means the Bond Purchase Agreement, dated as of November 10, 1993, between the Authority, as issuer, VCC, and the Lenders, as purchasers, as the same may be amended, modified, supplemented or restated from time to time.

                 "Bonds" means $11,250,000 Mississippi Business Finance Corporation Taxable Industrial Development Revenue Bonds, Series 1993 (Vicksburg Chemical Company) bearing interest and payable as to principal and interest in accordance with the terms set forth on
         SCHEDULE 1.1 - CERTAIN BOND TERMS hereto.

                 "Commitment Percentage" means, as to each Lender, the percentage set forth opposite such Lender's name on SCHEDULE I under the caption "Commitment Percentage" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to SECTION 9.07(c) as such Lender's "Commitment Percentage."

                 "Issuance Date" means the first date on which all of the conditions specified in SECTIONS 4.02 AND 4.03 are satisfied and on which the Bonds are issued.

                 "PCP" means the potassium carbonate plant conforming to the specifications attached hereto as SCHEDULE 1.1 -- PCP SPECIFICATIONS, to be owned by VCC and constructed by VCC on





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         land subject to the Mortgage affecting VCC's real property in
         Mississippi.

                 "PCP Construction Cost" means the total cost to VCC (less any portion of such cost allocated to land) of designing and building, or causing to be designed and built, the PCP.

                 "PCP Deed of Trust" means the Deed of Trust dated as of December 1, 1993 made by VCC in favor of the Authority as security for VCC's obligations under the PCP Loan Agreement and the PCP Notes, as the same may be amended, modified, supplemented or restated from time to time and any substitute or replacement deed of trust securing said obligations, in each case in accordance with the provisions of this Agreement.

                 "PCP Indenture" means the Trust Indenture dated as of December 1, 1993, between the Authority and First National Bank of Vicksburg, trustee, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions of this Agreement.

                 "PCP Loan Agreement" means the Loan Agreement dated as of December 1, 1993 between the Authority, as lender, and VCC, as borrower, with respect to the loan by the Authority to VCC of the proceeds of issuance of the Bonds, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions of this Agreement.

                 "PCP Note" means each promissory note of VCC substantially in the form thereof attached to the PCP Loan Agreement, properly completed, payable to the order of the Authority evidencing advances made under the PCP Loan Agreement.

                 "PCP Security Agreement" means the Security Agreement dated as of December 1, 1993 made by VCC in favor of the Authority with respect to certain collateral for the Bonds, as the same may be amended, modified, supplemented or restated from time to time in accordance with the provisions of this Agreement.

                 "Trustee" means First National Bank of Vicksburg, as trustee under the PCP Indenture, and any successor Trustee appointed in accordance with the terms of the PCP Indenture.

                 (c) amending Section 2.01(b) Reduction of Outstandings in its entirety to read as follows:

                 (b) Reduction of Outstandings. Notwithstanding the provisions of SECTIONS 2.01(a) and 2.07: (i) in 1994 and in





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         each calendar year thereafter Cedar shall choose a day (the "Initial
         Clean-up Day") occurring on or after July 1 and before October 1 of such year and shall notify the Agent thereof at least two Business Days in advance, (ii) on or before each such Initial Clean-up Day the Borrowers shall repay outstanding Revolving Credit Advances in accordance with SECTION 2.07(a) and provide cash collateral as contemplated by SECTION 2.07(c) for outstanding Letters of Credit, such that the aggregate principal amount of all outstanding Revolving Credit Advances, PLUS the aggregate face amount of outstanding Letters of Credit, LESS the amount of such cash collateral, does not exceed $7,000,000, and (iii) the Borrowers shall not borrow under SECTION 2.01(a) or SECTION 2.12 during the 31 consecutive days including and following each such Initial Clean-up Day to the extent that any such Borrowing would result in Revolving Credit Advances and Letters of Credit being outstanding in excess of $7,000,000.

                 (d) amending Section 2.02(a) Requests for Borrowing (i) by inserting in subsection (iv) thereof immediately after the phrase "under this Agreement" the phrase "or under the PCP Loan Agreement or the PCP Notes" and (ii) by inserting in subsection (v) thereof immediately after the phrase "under this Agreement" the phrase ", the PCP Loan Agreement, the PCP Notes";

                 (e)      adding thereto a new Article IIA to read as follows:

                                  ARTICLE IIA

                               THE BOND ADVANCES

                 SECTION 2A.01. The Bond Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Bond Advances on the Issuance Date and, if requested to do so in accordance with the terms of the Bond Purchase Agreement, on the first Business Day of each month thereafter through and including June 1, 1995; PROVIDED, that the aggregate principal amount of all Bond Advances made by each Lender shall not exceed such Lender's Bond Financing Commitment.

                 SECTION 2A.02. Requests for Bond Advances. Each request for a Bond Advance shall be made not later than three Business Days before the date of such advance, and otherwise in accordance with the provisions of the Bond Purchase Agreement and the PCP Loan Agreement. Without regard to any other provision of this Agreement, the Agent shall only make proceeds of Bond Advances available to the Authority (or to the Trustee or to VCC) to the extent the





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         Agent has received such funds, of the same type, from the Lenders.

                 SECTION 2A.03. Repayment of and Interest on the Bond Advances. The principal of the Bond Advances and interest thereon shall be paid to the Lenders in accordance with the terms of the Bond Documents.

                 SECTION 2A.04. Payments Made Under Notes. VCC expressly acknowledges, for the benefit of the Agent and the Lenders, the validity and enforceability against it of the Bond Documents to which it is or as of the Issuance Date will be a party.

                 (f) amending Section 3.01 Unconditional Guarantee by adding as a new sentence at the end of subsection (a) thereof, the following:

         Without limiting the effect or generality of the foregoing, each of Cedar, Potash and VCC expressly acknowledges and agrees that VCC's Obligations under the PCP Loan Agreement, the PCP Notes and under any other Bond Documents, to the extent such Obligations are part of the security for the Bonds included in the "Trust Estate" (as defined in the PCP Indenture), constitute Obligations of VCC to the Lenders and the Agent under the Loan Documents and constitute Guaranteed Obligations.

                 (g) amending Section 3.06 Survival by inserting after the phrase "the Advances owing to it and any", the phrase "Bond or";

                 (h) redesignating Section 4.02 Conditions Precedent to Each Borrowing thereof as Section 4.03 and adding thereto a new Section 4.02 to read as follows:

                 SECTION 4.02. Conditions Precedent to Bond Advances. The obligation of each Lender to make its initial Bond Advance is subject to the conditions precedent that:

                 (a) There shall exist no action, suit, investigation, litigation or proceeding affecting any Borrower pending or threatened before any court, Governmental Authority or arbitrator that, if adversely determined, would have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower (other than Disclosed Litigation) or that purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any Bond Document or the consummation of the transactions contemplated hereby or thereby.





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                 (b)      All conditions to the issuance of the Bonds, other
         than tender of the Bond Advances to be made by the Lenders on the Issuance Date, and to the Lenders' obligations under the Bond Purchase Agreement to purchase Bonds, shall have been satisfied or waived in accordance with the terms of the PCP Indenture or the Bond Purchase Agreement, as applicable, and the Agent shall have received, dated such day, a certificate of an Authorized Officer of Cedar and VCC to such effect, having attached thereto, copies of all Bond Documents, as executed by the parties thereto, together with copies of all certificates, legal opinions, resolutions, financing statements and other documents delivered in connection therewith, certified by such officer of Cedar and VCC as true and complete copies thereof, together with reliance letters as to such certificates or opinions, not otherwise addressed to the Agent and the Lenders, as any of them may reasonably request.

                 (c) The Agent shall have received, in form and substance satisfactory to it, each of the following:

                          (i) signed copies of proper financing statements, in appropriate form to be filed on or promptly after the Issuance Date under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to continue and protect the perfection of the Security Interest;

                          (ii) Revolving Credit Notes in substantially the form of Exhibit A-1b, properly completed, duly executed and delivered by the Borrowers;

                          (iii) evidence of the insurance required by the terms of the Security Agreements;

                          (iv) a Mortgage modification with respect to each Mortgage, effective to include as indebtedness secured by such Mortgage, the Obligations of the applicable Borrower to the Agent and the Lenders in connection with the Bonds, duly executed by the applicable Borrower, together with

                                  (A)      evidence that each such Mortgage
                          modification has been duly recorded on or before the Issuance Date (or acknowledgement by the representative of the title insurance issuer of receipt of such Mortgage modifications in form for recording) in all filing or recording offices that the Agent may deem necessary or desirable in order to preserve the valid and enforceable first and subsisting Lien on the property described therein in favor of the Lenders;





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                                  (B)      American Land Title Association
                          Lender's Extended Coverage title insurance policies, or endorsements thereto or unconditional commitments for the issuance of the same, in each case in form and in amounts acceptable to the Agent, issued and reinsured by title insurers acceptable to the Agent, insuring the Mortgages (other than the Mortgage made by Potash) as modified by such Mortgage modifications to be valid and enforceable first Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents (including Bond Advances) and for mechanics' and materialmen's liens) and coinsurance and reinsurance with direct access as the Agent may deem necessary or desirable;

                                  (C)      such consents and agreements of
                          lessors and other third parties, and such estoppel letters and other confirmations, as the Agent may deem necessary or desirable;

                                  (D)      evidence of the insurance required
                          (including, without limitation, for any business or property) by the terms of the Mortgages as modified by such Mortgage modifications; and

                                  (E)      evidence that all other action that
                          the Agent may deem necessary or desirable in order to preserve valid first and subsisting Liens in favor of the Agent, for the benefit of the Lenders, on the property described in the Mortgages has been taken;

                          (v) A favorable opinion of Apperson, Crump, Duzane & Maxwell, counsel for the Borrowers, in substantially the form of EXHIBIT M hereto and as to such other matters as any Lender through the Agent may reasonably request; and

                          (vi) Favorable opinions of Hilburn, Calhoon, Harper, Pruniski & Calhoun, Ltd.; McCormick, Forbes, Caraway & Tabor; and Gerald & Brand, local counsel to the Lenders in Arkansas, New Mexico, and Mississippi, respectively, in substantially the forms of EXHIBITS N-1, N-2 AND N-3, respectively, and as to such other matters as any Lender through the Agent may reasonably request;





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                 (d)      Cedar or another Borrower shall have paid to the
         Agent for the ratable account of the Lenders a facility fee in the amount of $112,500, which fee shall be fully earned when due and payable and not subject to refund or rebate; and

                 (e) The Agent shall have received in form and substance satisfactory to it, such other certificates, instruments, agreements and documents relating to the transactions contemplated to occur in connection herewith and with the issuance of the Bonds as the Agent or any Lender may reasonably request.

                 (i) amending the redesignated Section 4.03 in its entirety to read as follows:

                          SECTION 4.03. Conditions Precedent to Each Borrowing and Bond Advance. (a) The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing (i) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by any Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing such statements are true):

                          (A) The representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except for those representations and warranties made as of a specified date;

                          (B) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default; and

                          (C) The Aggregate Borrowing Base exceeds the aggregate principal amount of all Revolving Credit Advances that will be outstanding to all Borrowers after giving effect to such Borrowing and each Borrower's Borrowing Base exceeds the aggregate principal amount of all Revolving Credit Advances that will be outstanding to such Borrower after giving effect to such Borrowing;





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         and (ii) the Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request.

                 (b) The obligation of each Lender to make a Bond Advance (including the initial Bond Advance) upon request therefor by VCC and the Authority made in accordance with the terms of the Bond Purchase Agreement, the PCP Loan Agreement and the PCP Indenture, shall be subject to the further conditions precedent that on the date of such Bond Advance (i) the following statements shall be true (and each of the giving of the applicable request for such Bond Advance and the acceptance (directly or indirectly) by any Borrower of the proceeds of such Bond Advance shall constitute a representation and warranty by the Borrowers that on the date of such Bond Advance such statements are true):

                          (A) The representations and warranties contained in each Loan Document and the representations and warranties of the Borrowers contained in each Bond Document are correct on and as of the date of such Bond Advance, before and after giving effect to such Bond Advance and to the application of the proceeds therefrom, as though made on and as of such date, except for those representations and warranties made as of a specified date; and

                          (B) No event has occurred and is continuing, or would result from such Bond Advance or from the application of the proceeds therefrom, that constitutes a Default;

                (ii) the Agent shall have received at least three Business Days prior to the date on which such Bond Advance is requested to be made, in sufficient copies for each Lender, a certificate of an Authorized Officer of VCC or Cedar setting forth (A) the date of the requested Bond Advance (which purchase date shall be the first Business Day of a month on or prior to the first Business Day of June
         1995), (B) the amount of the requested Bond Advance (which shall be at least $100,000), and (C) such Borrower's certification that the amount of the requested Bond Advance does not exceed 75% of the PCP Construction Cost incurred by VCC through the date of such certificate, LESS the aggregate amount of all Bond Advance theretofore made, and accompanied by a computation in reasonable detail supporting such certification and by copies of invoices or other evidences of payment acceptable to the Agent in its reasonable judgment, and





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               (iii)      the Agent shall have received such other approvals,
         opinions or documents as any Lender through the Agent may reasonably request.

                 (j) amending Section 5.01 Representations and Warranties of the Borrowers by adding thereto a new subsection (z) to read as follows:

                 (z) Bond Documents. The representations and warranties of VCC set forth in the Bond Documents to which it is a party are (or will be) true and correct on and as of the Issuance Date and each of the Bond Documents to which any Borrower is a party is (or, upon execution and delivery by such Borrower, will be) the legal, valid, binding and enforceable obligation of such Borrower.

                 (k)      amending Section 6.01 Covenants of the Borrowers by
(i) adding in the first grammatical paragraph thereof immediately after the phrase "any Advance" the phrase "or any amount outstanding under any PCP Note or any Bond" and (ii) amending the parenthetical phrase appearing in clause
(iii) of subsection (l) Maintenance of Fixed Charge Coverage in its entirety to read as follows:

                 (other than those made from the proceeds of Capital Expenditure Debt or included in PCP Construction Cost);

                 (l) amending Section 6.02 Negative Covenants by (i) adding in the first grammatical paragraph thereof immediately after the phrase "any Advance" the phrase "or any amount outstanding under any PCP Note or any Bond", (ii) adding to clause (i) of subsection (a) Liens, Etc. thereof, immediately prior to the semi-colon at the end thereof, the phrase "or, to the extent they affect only property of VCC, the Bond Documents", (iii) amending subsection (l) Prepayments, Etc. of Debt in its entirety to read as follows:

                          (l) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Existing Debt (other than the Advances or the Debt outstanding under the PCP Notes), or amend, modify or change in any manner any term or condition of any such Debt, EXCEPT that (A) if on July 31 of 1993, 1994 or 1995 and on the date such amount (or any portion thereof) is paid, no Default has occurred and is continuing or would exist after giving effect to such payment, Cedar may repay outstanding principal of the Cedar Subordinated Debt in an amount not greater than $666,667 in respect of each such year, on a cumulative basis, and (B) not earlier than 12 months after the date which an Authorized Officer of Cedar and VCC shall





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         have certified to the Agent and the Lenders as the date on which the
         PCP became operational, Cedar may repay outstanding principal of Cedar Subordinated Debt in an additional amount not greater than $3,500,000, PROVIDED that both on and as of the date of the audited financial statements of the Borrowers then most recently delivered pursuant to
         SECTION 6.01(p)(iv) and on the date or dates of payment of such amount (or any portion thereof) no Default shall have occurred and be continuing or would result from such payment.

and (iv) adding thereto a new subsection (p) to read as follows:

                 (p) Amendment of Bond Documents. Permit the Bond Documents to which it is a party, or any of them, to be amended, modified or supplemented, other than strictly in accordance with the terms thereof.

                 (m) amending Section 7.01 Events of Default by amending the first parenthetical phrase of subsection (d) thereof in its entirety to read as follows:

         (including any Debt of VCC under the PCP Loan Agreement and the PCP Notes, but excluding Debt referred to in SECTION 7.01(a) and unsecured Debt of a Borrower incurred in the ordinary course of such Borrower's business for the deferred purchase price of property of services up to an amount, for all Borrowers, of $1,000,000 at any time)

                 (n) amending Section 9.01 Amendments, Etc. by (i) inserting after the phrase "the other Loan Documents" the first time it appears therein, a parenthetical phrase to read "(including, without being limited to, the Bond Documents)", (ii) deleting the reference in clause (i) thereof to "Section 4.01 or 4.02" and substituting therefor a reference to "Article IV",
(iii) inserting in clause (v) thereof after the phrase "the Commitments" appearing therein, the phrase "or the Bond Financing Commitments", (iv) inserting in each of clauses (vi) and (vii) thereof immediately after the phrase "the Notes" appearing in each the phrase ", the PCP Notes or the Bonds" and (v) adding at the end thereof a new sentence to read as follows:

         The Lenders hereby authorize and direct the Agent to vote 100% of the Bonds held by Lenders in connection with any request for consent or approval or waiver of the Lenders, as bondholders, under the Bond Documents entirely in accordance with the direction of the Majority Lenders or all Lenders, as the case may be.

                 (o) adding thereto a new Section 9.13 to read in its entirety as follows:





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
                 SECTION 9.13. Conflict with Bond Documents. As between the Borrowers, the Lenders and the Agent, in the event that any provisions of the Bond Documents (other than Sections 4.12 and 4.13 of the PCP Loan Agreement and the corollary provisions of the other Bond Documents) conflict with or are inconsistent with the provisions of the Loan Documents, the provisions of the Loan Documents shall govern.

                 (p) amending Schedule I to the Credit Agreement in its entirety to be the form of Schedule I attached hereto as ANNEX 1; and

                 (q) further amending the Credit Agreement by adding thereto as a new SCHEDULE 1.1 -- PCP SPECIFICATIONS the document attached hereto as ANNEX 2, as new SCHEDULE 1.1 -- CERTAIN BOND TERMS the document attached hereto as ANNEX 3, as new EXHIBITS A-1b, M, N-1, N-2 and N-3, respectively, the documents attached hereto as ANNEXES 4, 5, 6, 7 and 8, and by deleting Schedule 5.01(t) to the Credit Agreement and substituting therefor the Schedule bearing the same designation attached hereto as ANNEX 9.

                 Section 2. Conditions to Effectiveness of this Amendment. This Amendment will become effective on the date (the "Amendment Effective Date") on which all of the following conditions are first satisfied (terms defined in the Credit Agreement, as amended by this Amendment, being used in this Section 2 as so defined):

                 (a) Documents. The Agent shall have received each of the following documents, each in form and substance satisfactory to the Lenders and the Agent:

                 (i) Certified copies of the resolutions of the Board of Directors of each Borrower approving this Amendment and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and each other such Loan Document.

                (ii) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

               (iii) Such additional Financing Statements naming a Borrower as debtor and the Agent as secured party duly executed and delivered by such Borrower as the Agent shall require.

                (iv) A certificate of an authorized officer of each Borrower stating that, based on an examination sufficient to permit him or her to express an informed opinion, both before and after giving effect to this Amendment,

                          (A) each representation and warranty of such Borrower contained in the Agreement, as amended by this Amendment, the other Loan Documents and any Bond Documents that have been executed and delivered on or prior to the Amendment Effective Date by such Borrower, is true and correct on and as of the Amendment Effective Date, as though made on and as of such date, and

                          (B) no Default or Event of Default has occurred and is continuing.

                 (v) Nine West, as the pledgor under the Pledge Agreement, and TRI, as the holder of the Subordinated Debt, shall each have executed and delivered an acknowledgement and consent in substantially the form attached hereto.

                (vi) Such other documents and instruments as the Agent or any Lender may reasonably request.

                 (b) Representation; No Material Adverse Change. The statements set forth in Section 2(a)(iv) above shall be true and since the date of the most recent financial statements timely delivered by the Borrowers in accordance with the provisions of Section 6.01(p) of the Credit Agreement, no material adverse change in the business, condition (financial or other), performance, properties or prospects of any Borrower shall have occurred.

                 Section 3. Representations and Warranties of Borrowers. Each of the Borrower represents and warrants to the Agent and each Lender as follows (terms defined in the Agreement, as amended by this Amendment, being used in this Section 3 as so defined):

                 (a) each of the representations and warranties of the Borrower, or any of them, set forth in the Credit Agreement or in any other Loan Document (including, in each case, as amended in connection with the consummation of the transactions contemplated by this Amendment), is true and correct on and as of the date of this Amendment as though made on and as of such date;

                 (b) each Borrower has the power and has taken the necessary action to authorize it to execute, deliver and perform this Amendment and the Agreement, as amended by this Amendment, in accordance with its terms;

                 (c) this Amendment has been, and each other document contemplated to be delivered by a Borrower hereunder when delivered pursuant to this Amendment (or to the Credit Agreement as amended by this Amendment) will have been, executed and delivered by duly authorized officers of such Borrower and constitutes or will when executed and delivered constitute the legal, valid and binding obligation of the Borrower or Borrowers party thereto, enforceable against such Borrower(s) in accordance with its respective terms;

                 (d) no Default or Event of Default has occurred and is continuing; and

                 (e) no litigation, governmental investigation or other similar action involving any Borrower has been commenced or threatened in writing, to restrain or prohibit the transactions contemplated by the Credit Agreement, the other Loan Documents or the Bond Documents in each case as in effect on the date hereof or as the same are to be amended in connection with the consummation of the transactions contemplated by this Amendment.

                 Section 4. Effect of Effectiveness. From and after the Amendment Effective Date, each reference in the Credit Agreement or in any other Loan Document to "this Agreement," "the Credit Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Borrower hereby expressly confirms its Security Agreement and the continuing effectiveness thereof and of the Liens created thereby as security for such Borrower's Obligations and Guaranteed Obligations as they may exist after the effectiveness of this Amendment, the issuance of the Bonds and application of the proceeds of each Bond Advance.

                 Section 5.       General Provisions.

                 (a) Titles and Captions. Titles and captions of Sections and subsections in this Amendment are for convenience only, and neither limit nor amplify the provisions of this Amendment.

                 (b) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.

                 (c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   CEDAR CHEMICAL CORPORATION


                                   By:     /s/ John C. Bumpers
                                           -----------------------------------
                                           Name: John C. Bumpers
                                           Title: Executive Vice President

                                   NEW MEXICO POTASH CORPORATION


                                   By:     /s/ John C. Bumpers
                                           -----------------------------------
                                           Name: John C. Bumpers
                                           Title: Vice President

                                   VICKSBURG CHEMICAL COMPANY


                                   By:     /s/ John C. Bumpers
                                           -----------------------------------
                                           Name: John C. Bumpers
                                           Title: Vice President

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                     as Agent


                                   By:     /s/ William C. Purinton
                                           -----------------------------------
                                           William C. Purinton
                                           Vice President


                          Lenders
                          -------


                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By:     /s/ William C. Purinton
                                           ------------------------------------
                                           William C. Purinton
                                           Vice President


                                   NATIONSBANK OF GEORGIA, N.A.


                                   By:     /s/ Lynn Webster
                                           ----------------------------------
                                           Name: Lynn Webster
                                           Title: Vice President